Exhibit 23.2

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 21, 1999, except for Note 3, as to which the date is May 12, 2000, with respect to the consolidated financial statements of America Online, Inc. for the three years ended June 30, 1999, as required by applicable regulations, and which is incorporated by reference as Exhibit 99 to its Form 10-Q/A for the quarterly period ended March 31, 2000, filed with the Securities and Exchange Commission, incorporated by reference in the Joint Proxy Statement-Prospectus of America Online, Inc. and Time Warner Inc. that is made part of this registration statement. This registration statement is being filed by AOL Time Warner Inc. pursuant to General Instruction K to Form S-4 Registration Statement and Rule 462(b) issued under the Securities Act of 1933, as amended, solely to register an additional number of shares of the common stock of AOL Time Warner Inc. The information contained in this registration statement is deemed to be part of the Form S-4 Registration Statement filed on May 19, 2000 (the Form S-4). On June 29, 2000, America Online, Inc. acquired MapQuest.com, Inc. in an acquisition accounted for as a pooling-of-interests. In September 2000, America Online, Inc. filed its Form 10-K that includes its consolidated financial statements for the three years ended June 30, 2000 that have been restated to reflect the MapQuest.com, Inc. acquisition.

                                                         /s/ Ernst & Young LLP

McLean, Virginia
December 22, 2000

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                                                                  Exhibit 23.2



                       Consent of Independent Auditors



We consent to the incorporation by reference in this Registration Statement of AOL Time Warner Inc. on Form S-4 of our report dated May 19, 2000, with respect to the consolidated balance sheet of AOL Time Warner Inc. as of March 31, 2000, which report is incorporated by reference in the Registration Statement of AOL Time Warner Inc. (Form S-4 No. 333-30184), as amended, filed with Securities and Exchange Commission.


                                                         /s/ Ernst & Young LLP

McLean, Virginia
December 22, 2000

                                                                  Exhibit 23.2

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of reports dated February 2, 2000, with respect to the consolidated financial statements, schedule and supplementary information of Time Warner Inc. ("Time Warner") and the consolidated financial statements and schedule of Time Warner Entertainment Company, L.P., included in Time Warner's Annual Report on Form 10-K/A for the year ended December 31, 1999, filed with the Securities and Exchange Commission, incorporated by reference in the Registration Statement (Form S-4 No. 333-30184) of AOL Time Warner Inc. for the registration of its common stock.

                                                         /s/ Ernst & Young LLP

New York, New York
December 22, 2000